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                                                                   EXHIBIT 99.1



                           PRICEWATERHOUSECOOPERS LLP
                                 CITRUS CENTER
                                   SUITE 1200
                              355 S. ORANGE AVENUE
                                ORLANDO FL 32801
                            TELEPHONE (407) 843-1190
                            FACSIMILE (407) 244-7601







August 11, 1999



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Commissioners:

We have read the statements made by Just Like Home, Inc. (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Amendment No. 3 to Form 8-K/A, as part of the Company's Amendment No. 3 to Form 8-K/A report dated August 11, 1999. We agree with the statements concerning our Firm in such Amendment No. 3 to Form 8-K/A.

                                       Very truly yours,



                                       /s/ PricewaterhouseCoopers LLP